SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                   CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                  CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER   NEW YORK MONEY MARKET FUND
   SHARES                                   TAX EXEMPT MONEY MARKET FUND
VIRGINIA BOND FUND                          FLORIDA TAX-FREE INCOME FUND
VIRGINIA BOND FUND ADVISER SHARES           FLORIDA TAX-FREE MONEY MARKET FUND
VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  06/02/2011                           /S/ CHRISTOPHER W. CLAUS
       ________________                    ___________________________________
                                            Christopher W. Claus
                                            President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                   CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                  CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER   NEW YORK MONEY MARKET FUND
   SHARES                                   TAX EXEMPT MONEY MARKET FUND
VIRGINIA BOND FUND                          FLORIDA TAX-FREE INCOME FUND
VIRGINIA BOND FUND ADVISER SHARES           FLORIDA TAX-FREE MONEY MARKET FUND
VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:    06/02/2011                 /S/ ROBERTO GALINDO, JR.
         ________________          __________________________________
                                   Roberto Galindo, Jr.
                                   Treasurer